BLACKROCK INDEX FUNDS, INC.

BlackRock Small Cap Index Fund

BlackRock International Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Statement of Additional Information of the Funds, dated April 28, 2017

Effective immediately, the following changes are made to the Funds’ Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements” is amended to add the following:

BlackRock has entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”), pursuant to which BlackRock pays BFA for providing services to BlackRock with respect to each of Master Small Cap Index Series and International Index Fund a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the applicable Management Agreement.

As of the date of this SAI, BlackRock has not made any payments to BFA for sub-advisory services on behalf of Master Small Cap Index Series or International Index Fund.

Effective immediately, BlackRock Institutional Trust Company, N.A. (“BTC”) is replacing BlackRock Investment Management, LLC (“BIM”) as securities lending agent for the Funds. Accordingly, all references to BIM as securities lending agent for the Funds in the Statement of Additional Information are replaced with BTC as the new securities lending agent for the Funds.

In addition, the section entitled “Portfolio Transactions and Brokerage” is revised as follows:

The fourth through seventh paragraphs are deleted in their entirety and replaced with the following:

Master Small Cap Index Series and International Index Fund conduct their securities lending pursuant to an exemptive order from the Commission permitting them to lend portfolio securities to borrowers affiliated with Master Small Cap Index Series or International Index Fund and to retain an affiliate of Master Small Cap Index Series or International Index Fund as lending agent. To the extent that Master Small Cap Index Series or International Index Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BlackRock Advisors, LLC (the “Manager”), acts as securities lending agent for Master Small Cap Index Series or International Index Fund, subject to the overall supervision of the Manager. BTC administers the lending program in accordance with guidelines approved by the Board of Directors of Quantitative Master Series LLC (the “Master LLC”) or the Board of Directors of BlackRock Index Funds, Inc. (the “Corporation”), as applicable.

Master Small Cap Index Series and International Index Fund retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Master Small Cap Index Series and International Index Fund are responsible for fees in connection with the investment of cash collateral received for securities on loan in money market funds advised by the Manager or its affiliates, and such fees will not be subject to any waivers. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees Master Small Cap Index Series and International Index Fund bear to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, distribution fee or service fee. If the money market fund’s weekly liquid assets fall below 30% of its total assets, the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, is permitted at any time, if it determines it to be in the best interests of the money market fund, to impose a liquidity fee of up to 2% on all redemptions or impose a redemption gate that temporarily suspends the right of redemption out of the money market fund. In addition, if the money market fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, will impose a liquidity fee in the default amount of 1% on all redemptions, generally effective as of the next business day, unless the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the money market fund. The shares of the money market fund purchased by Master Small Cap Index Series or International Index Fund would be subject to any such liquidity fee or redemption gate imposed.

Pursuant to the current securities lending agreement: (i) Master Small Cap Index Series retains 71.5% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment fees. Pursuant to the current securities lending agreement: (i) International Index Fund retains 80% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Under the securities lending program, Master Small Cap Index Series and International Index Fund are categorized into specific asset classes. The determination of Master Small Cap Index Series’ or International Index Fund’s asset class category (fixed-income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Master LLC or Corporation, as applicable, and BTC.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in one of the two complexes of open-end funds advised by BlackRock or its affiliates (the “Equity-Liquidity Complex”) in a calendar year exceeds a specified threshold, Master Small Cap Index Series, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 75% of securities lending income; and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, International Index Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 85% of securities lending income; and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Prior to June 12, 2017, Master Small Cap Index Series and International Index Fund had different securities lending arrangements.

Shareholders should retain this Supplement for future reference.

SAI-19003-0617SUP